EXHIBIT 31.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Denise D. Smith, certify that:

1. I have reviewed this  report on Form 10-Q/A of SILVER PEARL ENTERPRISES, INC.

2. Based on my knowledge, this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended  report;

3. Intentionally omitted;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:
a)
Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the  period in which this report is being prepared;

b)
Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures  and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

d)
Disclosed in this report any change to the small business issuer's internal controls over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an  report) that has materially affected, or is reasonably  likely to materially affect, the small business issuer's internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):
a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: September 26, 2008

/s/ Denise D. Smith

Denise D. Smith
President and Chief Executive Officer